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                                    EXHIBIT 2

                            UNITED STATES OF AMERICA
                                   BEFORE THE
                          OFFICE OF THRIFT SUPERVISION

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                                  )        OTS Order No.:
In the Matter of:                 )
                                  )        Dated:
LIFE BANK,                        )
RIVERSIDE, CALIFORNIA.            )
(OTS No. 07946)                   )
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                       PROMPT CORRECTIVE ACTION DIRECTIVE

         WHEREAS, Life Bank, Riverside, California (the Institution) is a federal savings association that is regulated by the Office of Thrift Supervision (OTS); and

         WHEREAS, Section 38 of the Federal Deposit Insurance Act (FDIA) as added by Section 131 of the Federal Deposit Insurance Corporation Improvement Act of 1992(FDICIA), 12 U.S.C. Section 1831o and Part 565 of the OTS regulations promulgated thereunder, 12 C.F.R. Part 565, require institutions that are undercapitalized to file a capital restoration plan specifying the steps the Institution will take to become at least adequately capitalized; and

         WHEREAS, Section 38 of the FDIA, 12 U.S.C. Section 1831o, requires the OTS to take prompt corrective action to resolve the problems of insured savings associations at the least possible long-term loss to the deposit insurance fund; and

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         WHEREAS, Section 565.7 of the OTS regulations, 12 C.F.R. Section
565.7, provides for the issuance by the OTS of directives to take prompt corrective action to resolve the problems of insured depository institutions and to restore their capital; and

         WHEREAS, the Institution was notified on October 19, 2000 that the Institution was undercapitalized for purposes of the prompt corrective action provisions of Section 38 of the FDIA, 12 U.S.C. Section 1831o; and

         WHEREAS, Section 5(t)(6)(B)(ii) of the Home Owners' Loan Act (HOLA), 12 U.S.C. Section 1464(t)(6)(B)(ii), requires any savings association not in compliance with capital standards to comply with a capital directive issued by the OTS; and

         WHEREAS, the Institution has not submitted a capital restoration plan that is acceptable under Section 38(e)(2)(C) of the FDIA, 12 U.S.C.
Section 1831o(e)(2)(C); and

         WHEREAS, the Institution and the Board of Directors thereof, by execution of the attached Stipulation and Consent (the Stipulation) to the issuance of this Prompt Corrective Action Directive (the Directive), the terms of which are incorporated herein by this reference, have stipulated and consented to the issuance of this Directive; and

         WHEREAS, the OTS issued a Notice of Intent to Issue this Directive on February 16, 2001, has considered the response filed by the Institution, and has determined to issue this Directive in order

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to carry out the purposes of Section 38 to resolve the Institution's problems at the least long-term loss to the deposit insurance fund;

         NOW, THEREFORE, pursuant to Section 565.7(a)(1) of the OTS regulations, 12 C.F.R. Section 565.7(a)(1), the Institution and its Board of Directors are directed to do the following, effective as of the date hereof:

                           PART I - IMPROVING CAPITAL

                                   SECTION 1.1

                          REQUIRED SECURITIES ISSUANCE.

         Pursuant to Section 38(f)(2)(A)(i) of the FDIA, 12 U.S.C. Section 1831o(f)(2)(A)(i), the Institution is directed to raise sufficient capital through securities issuance to achieve the following capital levels by June 30, 2001: Total risk-based capital of 8.0 percent; Tier 1 risk-based capital of 4.0 percent; and Leverage ratio of 4.0 percent.

                                   SECTION 1.2

                         REQUIRED ACQUISITION OR MERGER.

         As an alternative to Section 1.1, pursuant to Section 38(f)(2)(A)(iii) of the FDIA, 12 U.S.C. Section 1831o(f)(2)(A)(iii), the Institution is directed to be recapitalized by merging or being acquired prior to September 30, 2001, and shall submit a binding merger or acquisition agreement to the OTS by June 30, 2001. The Institution's management and Board of Directors shall take appropriate steps to accomplish such merger or acquisition.

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                                   SECTION 1.3

                           EFFORTS TO OBTAIN CAPITAL.

     a) On or after the date of this Directive, the Institution and its Board of Directors shall at all times make diligent and good faith efforts to seek capital in accordance with the provisions of this Directive.

     b) For purposes of this Directive, diligent and good faith efforts to seek capital by the Institution and its Board of Directors shall include, at a minimum, taking all reasonably practicable steps to remove any impediments to increasing capital.

     c) The Institution shall inform the OTS in writing of (i) all efforts the Institution has made to seek capital; and (ii) all expressions of interest by prospective investors, acquirors, or merger candidates. Such reports shall be submitted not later than the 15th and 30th day of each month until otherwise notified by the OTS.

                                   SECTION 1.4

                             REPORTS OF COMPLIANCE.

     a) No later than twenty-five (25) days following the end of each month, management of the Institution shall prepare, and the Board of Directors of the Institution shall review, a written report concerning the Institution's compliance with the requirements of this Directive during the prior month. The report and review shall include verification of the

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         Institution's prompt corrective action capital category and confirmation that the Institution is in compliance with all restrictions that apply automatically to an institution in that category, and with the other restrictions contained in this Directive. This review shall be documented in the minutes of the meeting of the Board of Directors. All documentation considered by the Board of Directors in performing its review shall be explicitly referenced in the minutes of the meeting at which the review was undertaken.

     b) The Institution shall, no later than thirty (30) days following the end of each month, submit the following documents to the OTS in a format acceptable to the OTS:

              1) Confirmation of the Institution's compliance with this Directive, or a description of any instances of noncompliance with any of the Institution's obligations under this Directive, and the specific measures undertaken to cure such noncompliance; and

              2) If requested, copies of the minutes of the Institution's Board of Directors supporting actions taken to comply with this Section of the Directive.

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                                   SECTION 1.5

                               ADEQUATE PROGRESS.

         If the OTS, in its sole discretion, determines that the Institution is failing to make adequate progress towards achieving the requirements set forth in this Directive, the OTS may take such further supervisory, enforcement, or resolution action as it deems appropriate.

                        PART II - OPERATING RESTRICTIONS

                                   SECTION 2.1

                     COMPLIANCE WITH MANDATORY RESTRICTIONS.

         The Institution shall comply with all of the mandatory prompt corrective action provisions contained in Section 38 of the FDIA, 12 U.S.C.
Section 1831o, which automatically apply to the Institution based upon the Institution's prompt corrective action capital category at any given time. These provisions are set forth at 12 U.S.C. Sections 1831o(d)(1) (capital distributions restriction), (d)(2) (management fees restriction), (e)(3) (asset growth restriction), (e)(4) (restrictions on acquisitions, branching, and new lines of business), (f)(4) (senior executive officers' compensation restriction), (h)(2) (prohibition on payment of subordinated debt), and (i) (restrictions on activities). However, if the Institution should improve from a lower to a higher PCA capital category, it should continue to comply with the previously applicable mandatory sanctions of the lower

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category, until such time as approval to cease compliance with the lower category sanctions is requested of and received from the OTS.

                                   SECTION 2.2

                    SISTER BANK/THRIFT EXEMPTION UNAVAILABLE.

         Pursuant to Section 38(f)(2)(B)(i) of the FDIA, 12 U.S.C. Section 1831o(f)(2)(B)(i), the Institution shall comply with Section 23A of the Federal Reserve Act (FRA) (12 U.S.C. Section 371c) in any transaction with any depository institution affiliates, as if the exemptions at Section 23A of the FRA (12 U.S.C. Seciton 371c)(d)(1)) did not apply.

                                   SECTION 2.3

                         RESTRICTIONS ON INTEREST RATES.

         Pursuant to Section 38(f)(2)(C) of the FDIA, 12 U.S.C. Section 1831o(f)(2)(C), the Institution shall restrict the rates the Institution pays on deposits to the prevailing rates of interest on deposits of comparable amounts and maturities in the region where the Institution is located. Nothing herein shall be construed as requiring a reduction of interest rates paid on outstanding time deposits prior to their renewal.

                                   SECTION 2.4

                     RESTRICTIONS ON MATERIAL TRANSACTIONS.

         Pursuant to Section 38(f)(5) of the FDIA, 12 U.S.C. Section 1831o(f)(5), based upon a determination by the OTS that the imposition of certain restrictions described in Section 38(i) of the FDIA, 12 U.S.C.
Section 1831o(i), is necessary to carry out the purposes of

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Section 38 of the FDIA, the Institution is hereby prohibited from entering into any material transaction other than in the usual course of business, including any investment, expansion, acquisition, sale of assets, or other similar action with respect to which the Institution is required to provide notice to the OTS, without the prior written consent of the OTS.

                                   SECTION 2.5

                        RESTRICTIONS ON EXTENDING CREDIT.

         Pursuant to Section 38(f)(5) of the FDIA, 12 U.S.C. Section 1831o(f)(5), based upon a determination by the OTS that the imposition of certain restrictions described in Section 38(i) of the FDIA, 12 U.S.C.
Section 1831o(i), is necessary to carry out the purposes of Section 38 of the FDIA, the Institution is hereby prohibited from extending credit on a highly leveraged transaction.

                                   SECTION 2.6

                  RESTRICTIONS ON CHANGING ACCOUNTING METHODS.

         Pursuant to Section 38(f)(5) of the FDIA, 12 U.S.C. Section 1831o(f)(5), based upon a determination by the OTS that the imposition of certain restrictions described in Section 38(i) of the FDIA, 12 U.S.C.
Section 1831o(i), is necessary to carry out the purposes of Section 38 of the FDIA, the Institution is hereby prohibited from making any material change in accounting methods without the prior written consent of the OTS.

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                                   SECTION 2.7

                      RESTRICTIONS ON COVERED TRANSACTIONS.

         Pursuant to Section 38(f)(5) of the FDIA, 12 U.S.C. Section 1831o(f)(5), based upon a determination by the OTS that the imposition of certain restrictions described in Section 38(i) of the FDIA, 12 U.S.C.
Section 1831o(i), is necessary to carry out the purposes of Section 38 of the FDIA, the Institution is hereby prohibited from entering into any covered transaction as defined in 12 C.F.R. Section 563.41(b)(7) or 12 U.S.C. Section 371c(b).

                          PART III - GENERAL PROVISIONS

                                   SECTION 3.1

                                  DEFINITIONS.

         All technical words or terms used in this Directive, for which meanings are not specified or otherwise provided by the provisions of this Directive, shall, insofar as applicable, have meanings as defined in Chapter V of Title 12 of the Code of Federal Regulations, HOLA, FDIA, or OTS memoranda. Any such technical words or terms used in this Directive and undefined in said Code of Federal Regulations, HOLA, FDIA, or OTS memoranda shall have meanings that are in accordance with the best custom and usage in the savings and loan industry.

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                                   SECTION 3.2

             SUCCESSOR STATUTES, REGULATIONS, GUIDANCE, AMENDMENTS.

         Reference in this Directive to provisions of statutes and regulations shall be deemed to include reference to all amendments to such provisions as have been made as of the effective date hereof and references to successor provisions as they become applicable.

                                   SECTION 3.3

                                    NOTICES.

         Except as otherwise provided herein, any request, demand, authorization, direction, notice, consent, waiver or other document provided or permitted by the Directive to be made upon, given or furnished to, delivered to, or filed with the OTS or the Institution shall be in writing and mailed, by first class mail or overnight courier, sent by electronic transmission, or physically delivered, and addressed as follows:

OTS                                         Life Bank
Attn: Michael W. Buting                     Attn: Steven Gardner
1551 N. Tustin Ave., Ste 1050               10540 Magnolia Ave, Ste B
Santa Ana, CA 92705-8635                    Riverside, CA 92505-1814

                                   SECTION 3.4

             DURATION, TERMINATION, OR SUSPENSION OF THE DIRECTIVE.

     a) The terms and provisions of this Directive shall be binding upon the Institution and its successors in interest.

     b) The Directive shall remain in effect until terminated, modified, or suspended in writing by the OTS.

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     c)  The OTS, in its discretion, may, by written notice, suspend any or all provisions of this Directive, except for Section 2.1.

                                   SECTION 3.5

                               EFFECT OF HEADINGS.

         The Part and Section headings herein are for convenience only and shall not affect the construction hereof.

                                   SECTION 3.6

                              SEPARABILITY CLAUSE.

         In case any provision in this Directive is ruled to be invalid, illegal, or unenforceable by the decision of any court of competent jurisdiction, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby unless the OTS, in its discretion, determines otherwise.

                                   SECTION 3.7

              NO VIOLATIONS AUTHORIZED; CONSEQUENCES OF DIRECTIVE.

         Nothing in this Directive, including, without limitation, any of the timeframes for actions set forth in Part I, shall be construed as: (i) allowing the Institution to violate any law, rule, regulation, or policy statement to which it is subject; or (ii) restricting the OTS from taking such actions as are appropriate in fulfilling the responsibilities placed upon it by law, including, without limitation, actions pursuant to Section 38 of the FDIA, or

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taking any other type of supervisory, enforcement, or resolution action that the
OTS determines to be appropriate.

                                   SECTION 3.8

                          OTHER ENFORCEMENT DOCUMENTS.

         The Supervisory Agreement dated September 25, 2000, shall remain in full force and effect in accordance with its terms and the subsequent termination of this Directive, if and when it occurs, shall have no impact upon the Supervisory Agreement and its continued enforceability. This Section 3.8 is for information and convenience only and shall not modify, amend, supersede, or otherwise affect the construction, interpretation, or enforceability of the Supervisory Agreement. Nothing contained in this Directive shall affect or limit the OTS's ability to take enforcement action in connection with any violation of the Supervisory Agreement.

         IT IS SO ORDERED.

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                                             CHARLES A. DEARDORFF
                                             REGIONAL DIRECTOR
                                             WEST REGION